Supplement to the
Strategic Advisers® Small-Mid Cap Fund
April 29, 2016
Summary Prospectus

At a special meeting of Strategic Advisers® Small-Mid Cap Fund, shareholders approved a new sub-advisory agreement with Geode Capital Management, LLC on behalf of the fund.

At a meeting held on September 7, 2016, the Board of Trustees approved the appointment of LSV Asset Management (LSV) as a new sub-adviser of the fund.

Effective July 29, 2016, RS Investment Management Co. LLC has been acquired by Victory Capital Management Inc. Accordingly, all references to RS Investment Management Co. LLC now refer to Victory Capital Management Inc.

The following information replaces the similar information found under the heading "Investment Adviser" in the "Fund Summary" section.

Strategic Advisers (the Adviser) is the fund's manager. Advisory Research, Inc. (ARI), AllianceBernstein L.P. (AB), Arrowpoint Asset Management, LLC (Arrowpoint), The Boston Company Asset Management, LLC (TBCAM), FIAM LLC (FIAM), Fisher Investments, Geode Capital Management, LLC (Geode), Invesco Advisers, Inc. (Invesco), J.P. Morgan Investment Management Inc. (JPMorgan), Kennedy Capital Management, Inc. (Kennedy Capital), LSV Asset Management (LSV), Neuberger Berman Investment Advisers LLC (NBIA), Portolan Capital Management, LLC (Portolan), Systematic Financial Management, L.P. (Systematic), and Victory Capital Management Inc. (Victory Capital) have been retained to serve as sub-advisers for the fund. FIAM and Geode have not currently been allocated a portion of the fund's assets to manage.

The following information supplements the similar information found under the heading "Portfolio Manager(s)" in the "Fund Summary" section.

Guy Lakonishok, CFA, (co-manager), Josef Lakonishok (co-manager), Puneet Mansharamani, CFA (co-manager), Greg Sleight (comanager), and Menno Vermeulen, CFA (co-manager) have managed LSV’s portion of the fund’s assets since 2016.

The following information replaces the similar information for RS Investments found under the heading "Portfolio Manager(s)" in the "Fund Summary" section.

Stephen J. Bishop (co-manager), Melissa Chadwick-Dunn (co-manager), and D. Scott Tracy (co-manager) have managed Victory Capital's portion of the fund's assets since 2013.

Christopher W. Clark (co-manager) has managed Victory Capital's portion of the fund's assets since 2014.

SMC-SUM-16-03 1.9878687.102	October 31, 2016